Exhibit 10.2
PPA #1526-031701
OEM PURCHASE AGREEMENT
THIRTEENTH AMENDMENT
This THIRTEENTH AMENDMENT TO THE OEM PURCHASE AGREEMENT (the “Amendment”) supplements that certain OEM PURCHASE AGREEMENT 1526-031701, which has an effective date of December 16, 2002 and which is by and between Hewlett-Packard Company (herein “HP”), BROCADE COMMUNICATIONS and BROCADE COMMUNICATIONS SWITZERLAND SARL (herein “Supplier”).
RECITALS
WHEREAS, HP and Supplier have previously entered into the OEM Agreement (the “Agreement”) stated above;
WHEREAS, the purpose of this Amendment is to set forth commercial and other terms and conditions for Product sold by Supplier and purchased by HP pursuant to the Agreement; and
WHEREAS, HP and Supplier desire to supplement the Agreement as herein provided.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HP and Supplier hereby agree as follows:
1.	The effective date (“Effective Date”) of this Amendment is March 6, 2009 however; the effective date of the change detailed at paragraph 4 below is effective retroactively to the Effective Date of the Agreement.

2.	Capitalized terms used herein, unless otherwise defined, will have the meanings given in the Agreement.

3.	This Amendment may be signed in original or emailed counterparts, and each counterpart will be considered an original, but all of which together will constitute one and the same instrument.

4.	Section 1.1 of the Agreement is modified to include the following sentence:

Notwithstanding anything in this Agreement to the contrary, Supplier acknowledges and agrees that all OEM Product, [**], purchases by HP and its Eligible Purchasers from Supplier shall be governed by the terms of this Agreement whether or not set forth in an Exhibit to this Agreement.

5.	The Agreement continues in full force and effect, and except as may be expressly set forth in this Amendment, the Agreement is unchanged.

6.	For all other new or different products not covered by Section 4 above or a special development agreement or amendment to the Agreement, the parties agree to discuss the relative terms and conditions and either add the products to the Agreement or create a new amendment to address unique terms and conditions associated with such product.

**	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties, intending to be legally bound hereby, have executed this Agreement as of the Effective Date.
AGREED:

BROCADE COMMUNICATIONS		HEWLETT-PACKARD COMPANY
SYSTEMS INC. (“Supplier”)		(“HP”)

By:	/s/ Charles Leeming	By:	/s/ Richard Gentilini

Name:	Charles Leeming	Name:	Richard Gentilini

Title:	VP, OEM Sales	Title:	Dir, SWD Global Procurement

Date:	1/8/09	Date:	3-14-09

BROCADE COMMUNICATIONS
SWITZERLAND, SARL. (“Supplier”)

By:	/s/ Ulrich Plechschmidt

Name:	Ulrich Plechschmidt

Title:	Vice President FMEA

Date:	12-January-2009

Legal Approved on:
January 8, 2009